                                                                 Exhibit (h)(6)


                   APPENDIX I TO THE PRICING AND BOOKKEEPING AGREEMENT

Trust                              Series                                              Effective
-----                              ------                                              ---------
                                                                                        Date
                                                                                        ----
Liberty Funds Trust I              Liberty High Yield Securities Fund                     11/1/91
                                   Liberty Strategic Income Fund                           5/1/92
                                   Liberty Tax-Managed Growth Fund                       12/30/96
                                   Liberty Tax-Managed Value Fund                          6/1/99
                                   Liberty Tax-Managed Growth Fund II                      3/1/00
                                   Liberty Tax-Managed Aggressive Growth Fund              8/1/00

Liberty Funds Trust II             Liberty Intermediate Government Fund                   2/14/92
                                   Liberty Newport Japan Opportunities Fund                6/3/96
                                   Liberty Newport Greater China Fund                     5/12/97
                                   Liberty Money Market Fund                               3/2/98


Liberty Funds Trust III            Liberty Select Value Fund                              11/1/91
                                   The Liberty Fund                                       2/14/92
                                   Liberty Federal Securities Fund                        2/14/92
                                   Liberty Newport Global Equity Fund                     2/14/92
                                   Liberty Newport International Equity Fund              2/14/92
                                   Liberty Contrarian Income Fund                        10/19/98
                                   Liberty Contrarian Small-Cap Fund                     10/19/98
                                   Liberty Contrarian Equity Fund                        10/19/98
                                   Liberty Contrarian Fund                               12/01/98
                                   *Liberty Intermediate Government Income Fund          11/25/02
                                   *Liberty Quality Plus Bond Fund                       11/25/02
                                   *Liberty Corporate Bond Fund                          11/25/02

Liberty Funds Trust IV             Liberty Tax-Exempt Fund                                11/1/91
                                   Liberty Tax-Exempt Insured Fund                        11/1/91
                                   Liberty Utilities Fund                                 2/14/92

Liberty Funds Trust V              Liberty Massachusetts Tax-Exempt Fund                  11/1/91
                                   Liberty Connecticut Tax-Exempt Fund                    11/1/91
                                   Liberty California Tax-Exempt Fund                      8/3/92
                                   Liberty New York Tax-Exempt Fund                        8/3/92
                                   Liberty Ohio Tax-Exempt Fund                            8/3/92
                                   *Liberty Intermediate Tax-Exempt Bond Fund            11/25/02
                                   *Liberty Massachusetts Intermediate                   12/09/02
                                    Municipal Bond Fund
                                   *Liberty Connecticut Intermediate Municipal           11/18/02
                                    Bond Fund
                                   *Liberty New Jersey Intermediate Municipal            11/18/02
                                    Bond Fund
                                   *Liberty New York Intermediate Municipal              11/25/02
                                    Bond Fund
                                   *Liberty Rhode Island Intermediate Municipal          11/18/02
                                    Bond Fund
                                   *Liberty Florida Intermediate Municipal Bond          11/18/02
                                    Fund
                                   *Liberty Pennsylvania Intermediate Municipal          11/25/02
                                    Bond Fund
                                   *Liberty Large Company Index Fund                     12/09/02

                                   *Liberty U.S. Treasury Index Fund                     11/25/02
                                   *Liberty Small Company Index Fund                     11/25/02

Liberty Funds Trust VI             Liberty Growth & Income Fund                            7/1/92
                                   Liberty Small-Cap Value Fund                           11/2/92
                                   Liberty Newport Asia Pacific Fund                      8/25/98

Liberty Funds Trust VII            Liberty Newport Tiger Fund                              5/1/95
                                   Liberty Newport Europe Fund                            11/1/99

Liberty Floating Rate
   Advantage Fund                                                                         1/27/00


*These funds adopt the agreement except for paragraph 4 (Compensation).

By:
     -----------------------------------
     Ellen Harrington, Asst. Secretary


By:
     -----------------------------------
     Ellen Harrington, Asst. Secretary & V.P.
     Colonial Management Associates, Inc.

Dated: November 1, 2002